Discontinued Operations	12 Months Ended
Jan. 31, 2017
Discontinued Operations And Disposal Groups [Abstract]
Discontinued Operations

(16) Discontinued Operations

Heavy Civil

On April 30, 2017, we completed the sale of substantially all of the assets of the Heavy Civil business to Reycon Partners LLC (the "Buyer"), which is owned by a group of private investors, including members of the former Heavy Civil senior management team. The purchase price was $10.1 million before an estimated negative working capital adjustment of approximately $4.3 million. After final working capital adjustments of ($2.3) million, the purchase price was $3.5 million.

Geoconstruction

On August 17, 2015, we sold our Geoconstruction business segment to a subsidiary of Keller Foundations, LLC, a member of Keller Group plc (“Keller”), for a total of $42.3 million, including the preliminary estimate of the business segment’s working capital.  After post-closing adjustments, the total purchase price increased to $47.7 million, to adjust for our estimated share in the profits of one of the contracts being assumed by Keller and final working capital adjustments. As of January 31, 2016, we had approximately $1.5 million held in an escrow account, which is part of Other Assets in the Consolidated Balance Sheet, which was paid in the fourth quarter of the fiscal year ended January 31, 2017 after the satisfaction of certain conditions. In addition, as of January 31, 2017 and 2016, we recognized a $4.2 million contingent consideration receivable, included in Other Assets in the Condensed Consolidated Balance Sheet. The contingent consideration represents our best estimate of our share in the profits of one of the contracts assumed by Keller.

Tecniwell

On October 31, 2014, we disposed of Tecniwell to Alberto Battini (50%) and Paolo Trubini (50%), an employee of Tecniwell at the time of disposal. The transaction was a sale by Layne of all quotas representing 100% of the corporate capital of Tecniwell in exchange for $0.9 million. The purchase price for the quotas was paid in two equal payments. Layne received $0.5 million on October 31, 2014 and the remainder on January 22, 2015. We recorded a loss on the sale of the business amounting to $0.8 million, which is included on the Consolidated Statements of Operations for the fiscal year ended January 31, 2015, as a loss from discontinued operations.

Costa Fortuna

On July 31, 2014, we disposed of Costa Fortuna to Aldo Corda, the original owner and the then current manager of the business at the time of the disposal. The transaction was structured as a sale by Layne of all of the issued and outstanding shares of Holub, S.A., a Uruguay Sociedad Anonima, Costa Fortuna’s parent company, and its subsidiaries in exchange for $4.4 million, payable to Layne as described below.

The purchase price for the shares and remaining intercompany receivable is payable in future years, beginning with the year ended December 31, 2015, based on 33.33% of Costa Fortuna’s income before taxes for such year. The unpaid portion of the purchase price will accrue interest at the rate of 2.5% per annum. The unpaid balance of the purchase price, plus accrued interest, is due and payable to Layne on July 31, 2024. The loss on the sale of the business was $38.3 million, which is included in the Consolidated Statements of Operations for the fiscal year ended January 31, 2015 as a loss from discontinued operations.

During the fiscal year ended January 31, 2016, we wrote off the balance of the receivable from the sale of Costa Fortuna amounting to $3.2 million, which is included under other income (expense) line in loss from discontinued operations in the Consolidated Statement of Operations.

The components of assets and liabilities of discontinued operations in the Condensed Consolidated Balance Sheet are as follow:

	As of January 31,
(in thousands)	2017	2016
Major classes of assets
Customer receivables	$13,731	$13,005
Costs and estimated earnings in excess of billings on uncompleted contracts	22,970	34,605
Inventories	2,426	2,426
Other current assets	1,033	116
Total current assets of discontinued operations	40,160	50,152
Property and equipment, net	5,235	4,505
Other assets of discontinued operations	895	1,550
Total major classes of assets of discontinued operations	$46,290	$56,207
Major classes of liabilities
Accounts payable	$16,963	$18,629
Billings in excess of costs and estimated earnings on uncompleted contracts	3,530	7,497
Other current liabilities	87	82
Total current liabilities of discontinued operations	20,580	26,208
Total major classes of liabilities of discontinued operations	$20,580	$26,208

The financial results of discontinued operations are as follows:

	Year Ended January 31,
(in thousands)	2017	2016	2015
Revenue	$137,189	$210,780	$308,099
Cost of revenues (exclusive of depreciation and amortization, shown below)	(128,910)	(193,440)	(305,340)
Selling, general and administrative expenses (exclusive of depreciation and amortization, shown below)	(11,655)	(19,878)	(22,661)
Depreciation and amortization	(1,609)	(5,833)	(14,223)
Gain on sale of fixed assets	265	558	1,662
Equity in earnings of affiliates	—	1,104	3,390
Restructuring costs	(424)	(765)	(54)
Other income items	(43)	(614)	(1,525)
Total operating loss on discontinued operations before income taxes	(5,187)	(8,088)	(30,652)
Income tax expense (benefits)	—	3,832	(551)
Total operating loss on discontinued operations	$(5,187)	$(4,256)	$(31,203)
Total consideration		$47,717	$3,538
Net book value of assets sold		(31,776)	(38,610)
Reclassification adjustment for foreign currency translation		—	(3,794)
Transaction costs associated with sale		(3,036)	(145)
Gain (loss) on sale of discontinued operations before income taxes		12,905	(39,011)
Income tax expense		(5,102)	(120)
Total income (loss) on discontinued operations		$3,547	$(70,334)

Prior to the completion of the sale of the Geoconstruction business segment, we owned 65% and 50% of Case-Bencor Joint Venture (Washington) and Case-Bencor Joint Venture (Iowa), respectively, which were both included as part of the Geoconstruction business segment as investments in affiliates, and were discontinued as a result of the sale. Summarized financial information of the entities, which were accounted for as equity method investments, through the date of the sale was as follows:

	Years Ended January 31,
(in thousands)	2016	2015
Income statement data:
Revenues	$10,720	$24,879
Gross profit	2,466	5,496
Net income	2,466	5,496

In accordance with our adoption of ASU 2014-08 effective February 1, 2015, additional disclosure relating to cash flow is required for discontinued operations. Cash flow information for Costa Fortuna and Tecniwell is not required since they were accounted for based on the previous accounting guidance.   Cash Flow data related to Heavy Civil and Geoconstruction business segments are presented below:

	Year Ended January 31,
(in thousands)	2017	2016	2015
Cash flow data:
Depreciation and amortization	$1,609	$5,833	$14,223
Capital expenditures	1,699	1,536	567
Bad debt expense (income) – Heavy Civil only	1,165	(124)	44